UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934
                               (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                           American Express Company
      .................................................................
               (Name of Registrant as Specified In Its Charter)


      .................................................................
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
       0-11.

      1) Title of each class of securities to which transaction applies:

      ...........................................................

      2) Aggregate number of securities to which transaction applies:

      ...........................................................

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      ...........................................................

      4) Proposed maximum aggregate value of transaction:

      ...........................................................

      5) Total fee paid:

      ...........................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      ...........................................................

      2) Form, Schedule or Registration Statement No.:

      ...........................................................

      3) Filing Party:

      ...........................................................

      4) Date Filed:

      ...........................................................

The following has been communicated to shareholders of American Express
Company on or about March 17, 2003:
--------------------------------------------------------------------------------
                               AMERICAN EXPRESS
                               TELEPHONE VOTING
                        FOR NON-EMPLOYEE SHAREHOLDERS
--------------------------------------------------------------------------------
[Telephone 1-866-546-3510]
SPEECH 1:     Welcome.

              Please enter the control number located in the lower right hand corner of the Proxy Card.

SPEECH 2:     To vote as the AMERICAN EXPRESS board recommends PRESS 1 now.
              To vote on each item separately PRESS 0 now.

SPEECH 2A:    You voted as the board recommended. If this is correct, PRESS 1.
              If incorrect PRESS 0.

SPEECH 3:     ITEM 1
              To vote
              FOR ALL nominees, PRESS 1.
              To WITHHOLD for ALL NOMINEES PRESS 9.
              To WITHHOLD for an INDIVIDUAL NOMINEE PRESS 0. Make your selection now.

SPEECH 4:     Please enter the two-digit number that appears next to the
              NOMINEE you do NOT WISH to vote for. Please make your selection now.

SPEECH 5:     PRESS 1 if you wish to WITHHOLD from another NOMINEE or PRESS
              0 if you have completed voting on Directors.

SPEECH 6:     ITEM 2
              To vote
              FOR, PRESS 1

              AGAINST, PRESS  9
              ABSTAIN, PRESS  0

SPEECH 7:     ITEM 3
              To vote
              FOR, PRESS 1

              AGAINST, PRESS  9
              ABSTAIN, PRESS  0

SPEECH 8:     ITEM 4
              To vote
              FOR, PRESS 1

              AGAINST, PRESS  9
              ABSTAIN, PRESS  0

SPEECH 9:     ITEM 5
              To vote
              FOR, PRESS 1

              AGAINST, PRESS  9
              ABSTAIN, PRESS  0

SPEECH 10A:   Your votes have been cast as follows:
              ITEM 1
              FOR ALL or WITHHOLD FOR ALL or for ALL EXCEPT #

              ITEM 2
              FOR, AGAINST, ABSTAIN - and so on.

              If this is correct, PRESS 1. If incorrect, PRESS 0.

CLOSING A:    Thank you for voting.

CLOSING B: ** Your vote has been canceled. Please call again, or sign, mark and return your proxy in the envelope provided.

SPEECH 11: *** If you wish to access all future Annual Reports and Proxy
              Statements via the Internet and discontinue receiving these documents by mail, please grant your consent by pressing 1 now.

SPEECH 11A:   If you have received more than one Proxy Card, you must vote each card separately. If you would like to vote another proxy, PRESS 1 now. To end this call PRESS 0 now.

SPEECH 12     Thank you for voting

** Closing B - if shareholder indicates their vote was incorrect.
*** Optional to save future production and postage costs, or to obtain attendance information.
Error message: I'm sorry you're having difficulty. Please call again, or sign, mark and return your proxy in the envelope provided.

The following has been communicated to shareholders of American Express
Company on or about March 17, 2003:
--------------------------------------------------------------------------------
                         INTERNET VOTING INSTRUCTIONS
                         FOR NON-EMPLOYEE SHAREHOLDERS
--------------------------------------------------------------------------------
[Page 1]
================================================================================
[Logo of American Express]
================================================================================
[www.onlineproxy.com amex]

                             Welcome to the
                        American Express Company
                         2003 Proxy Voting Site

     Internet voting is available through 4pm Eastern Time on Tuesday,
       April 22, 2003 for shares held in employee plans and through 4pm Eastern Time on Sunday, April 27, 2003 for all other shares.

                 If you prefer to vote by telephone,
                please call toll-free 1-866-546-3510.

         Click here to continue to the secure voting site.

    If your browser does not support SSL encryption, CLICK HERE.
================================================================================


[Page 2]
================================================================================
[Logo of American Express]
================================================================================
Enter your 11-digit control number located on the Proxy Card: xxxxxxxxxxx

                                  Click Here To Begin
                        Do not enter any spaces.
================================================================================


[Page 3]
================================================================================
[Logo of American Express]
================================================================================
   Your Internet vote authorizes the Proxies to vote your shares in the same manner as if you marked, signed, and returned your Proxy Card.


                           AMERICAN EXPRESS COMPANY

              Proxy Solicited on Behalf of the Board of Directors
                     for Annual Meeting on April 28, 2003


The undersigned hereby appoints Gary L. Crittenden, Stephen P. Norman and Louise M. Parent, or any of them, proxies or proxy, with full power of substitution, to vote all common shares of American Express Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Company's headquarters, 200 Vesey Street, 26th Floor, New York, New York 10285, on April 28, 2003 at 10:00 A.M., Eastern Time, and at any adjournment(s) of the Meeting, as indicated on the proxy card with respect to the proposals set forth in the Proxy Statement, and in their discretion upon any matter that may properly come before the Meeting or any adjournment(s) of the Meeting. The undersigned hereby revokes any proxies submitted previously.

Notice to employees participating in the AMERICAN EXPRESS INCENTIVE SAVINGS PLAN, the EMPLOYEE STOCK OWNERSHIP PLAN OF AMEX CANADA, INC., or the AEFA STOCK PURCHASE PROGRAM:

The proxy card indicates the approximate number of whole shares credited to your account in one or more of the Plans named above as of February 14, 2003.

These shares will be voted as you instruct if your proxy card, telephone, or Internet voting instructions are received on or before April 22, 2003, by Mellon Investor Services LLC, which is acting on behalf of the Trustees of these three Plans.

If Mellon Investor Services LLC does not receive your voting instructions by April 22, 2003, the following conditions will apply: the ISP Trustee will vote your Plan shares in the same proportion as it votes all other shares in the Plan for which it has received timely voting instructions; the Trustee of the ESOP of Amex Canada and the broker holding shares in the AEFA Stock Purchase Program will not vote your shares.

                 Before you vote, if you would like to review
              the Annual Report and Proxy Statement - CLICK HERE.
           Return by simply closing the newly opened browser window.

                   The Board of Directors recommends a vote
                             FOR Items 1 and 2,
                       and AGAINST Items 3, 4 and 5.


           Click Here To Vote As The Board Of Directors Recommends

                Click Here To Vote Individually On Each Item
================================================================================


[Page 4A]
================================================================================
[Logo of American Express]
================================================================================

                        I Vote As The Board Recommends
================================================================================

              PLEASE RESPOND TO THE QUESTION BELOW. THEN SCROLL
                TO THE END OF THE PAGE TO REGISTER YOUR VOTE.
================================================================================

Yes [ ]           No [ ]

I consent to view all future Annual Reports and Proxy Statements online. I understand that the Company may no longer distribute printed materials to me for any future stockholders meeting until my consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ. I also understand that costs normally associated with electronic access, such as Internet access and telephone charges, will be my responsibility.

        You may use the comment section if you have written comments or wish to notify us of a change of address.

                       Comments: (150 characters)

================================================================================


   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting, or at any adjournment(s)
                                 thereof.

                    Click Here To Register Your Vote

BACK [link]
----
================================================================================

[Page 4B]
================================================================================
[Logo of American Express]

================================================================================
            To Vote Separately On Each Item - Check The Boxes Below:
================================================================================

               The Board recommends a vote FOR Items 1 and 2.


ITEM 1    Election of Directors

FOR ALL NOMINEES[ ]
WITHHOLD FROM ALL NOMINEES [ ]
FOR the slate except vote WITHHELD from the following nominees(s)[ ]
                             [  ] 01 D.F. Akerson
                             [  ] 02 C. Barshefsky
                             [  ] 03 W.G. Bowen
                             [  ] 04 K.I. Chenault
                             [  ] 05 P.R. Dolan
                             [  ] 06 F.R. Johnson
                             [  ] 07 V.E. Jordan, Jr.
                             [  ] 08 J. Leschly
                             [  ] 09 R.A. McGinn
                             [  ] 10 F.P. Popoff
                             [  ] 11 R.D. Walter


ITEM 2    Proposal to ratify selection of Ernst & Young LLP as Independent
          Auditors.

For [ ]           Against [ ]           Abstain [ ]


           The Board recommends a vote AGAINST Items 3, 4 and 5.

ITEM 3    Shareholder proposal to establish six-year term limits for directors.

For [ ]           Against [ ]           Abstain [ ]

ITEM 4 Shareholder proposal to prohibit any stock options for senior management.

For [ ]           Against [ ]           Abstain [ ]

ITEM 5 Shareholder proposal calling for options to be granted at the Company's highest historical stock price and imposing a buyback provision on such options.

For [ ]           Against [ ]           Abstain [ ]


             PLEASE RESPOND TO THE QUESTION BELOW. THEN SCROLL
               TO THE END OF THE PAGE TO REGISTER YOUR VOTE.

Yes [ ]           No [ ]

I consent to view all future Annual Reports and Proxy Statements online. I understand that the Company may no longer distribute printed materials to me for any future stockholders meeting until my consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ. I also understand that costs normally associated with electronic access, such as Internet access and telephone charges, will be my responsibility.

        You may use the comment section if you have written comments or wish to notify us of a change of address.

                      Comments: (150 characters)

================================================================================

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting, or at any adjournment(s)
                              thereof.

                   Click Here To Register Your Vote

BACK [link]
----
================================================================================

[Page 5]
================================================================================
[Logo of American Express]
================================================================================

                  THANK YOU FOR VOTING ELECTRONICALLY

                             Voting Summary

                 Your Registration Number: xxxxxxxxxxx

ITEM 1:
         You Voted: [your response here]

         -OR-

         You Voted: For All Except: [name of director(s)]

         -OR-

         You Voted: [your response here]

ITEM 2:
         You Voted: For/Against/Abstain

ITEM 3:
         You Voted: For/Against/Abstain

ITEM 4:
         You Voted: For/Against/Abstain

ITEM 5:
         You Voted: For/Against/Abstain


ELECTRONIC ACCESS: I consent to view all future Annual Reports and Proxy Statements electronically via the Internet at a web page which will be disclosed to me.
 -OR-
ELECTRONIC ACCESS: I do not consent to view all future Annual Reports and Proxy Statements electronically via the Internet.

COMMENTS:

                             THANK YOU FOR VOTING
================================================================================

If any of the above information is incorrect, return to the proxy ballot form by using the BACK feature of your browser program.
             ----

If the above information is correct, you do NOT need to mail back your proxy card.
Please exit your browser program as you normally do.

The following has been communicated to the employees of American Express Company on March 24, 2003:

--------------------------------------------------------------------------------
                EMAIL TO EMPLOYEES OF AMERICAN EXPRESS COMPANY
--------------------------------------------------------------------------------
From:    vdirect@melloninvestor.com
To:      [employee's email address]
cc:
Subject:  American Express 2003 Proxy Material

Dear American Express Employee

The 2003 Annual Meeting of Stockholders of American Express Company will be held at the Company's headquarters, 26th floor, 200 Vesey Street, New York, New York 10285, on April 28, 2003 at 10:00 A.M., Eastern Time.

As a stockholder of American Express, whether directly or as a participant in the American Express Incentive Savings Plan ("ISP"), the Employee Stock Ownership Plan of Amex Canada, Inc., or the AEFA Stock Purchase Program, you are entitled to vote the American Express Company shares held in your name. You can vote these shares by connecting to the secure electronic voting site at: http://www.eproxy.com/axp

To enter the electronic voting site you will need a control number.

Your control number is: xxxxxxxxxxx

Your shares will be voted as you instruct if your voting instructions are received before Tuesday, April 22, 2003, 4:00 P.M., Eastern Time, by Mellon Investor Services LLC, which is acting on behalf of the Trustees of these three Plans. If Mellon Investor Services LLC does not receive your voting instructions by that time, the following conditions will apply: the ISP Trustee will vote your Plan shares in the same proportion as it votes all other shares in the Plan for which it has received timely voting instructions; the Trustee of the ESOP of Amex Canada and the broker holding shares in the AEFA Stock Purchase Program will not vote your shares.

Before voting, however, please review the Company's 2002 Annual Report to Shareholders and the 2003 Proxy Statement. The voting site provides a link to both documents.

Employees who would like to receive a printed copy of the Annual Report and Proxy Statement can send a request via e-mail to Nina G Santos in the Secretary's Office. Please be sure to provide your interoffice mail code and office address in your message.

We encourage you to vote promptly.  Your vote is important.

Thank you.

Stephen P. Norman
Secretary
American Express Company

Each Employee Shareholder receives the following response upon successful completion of his or her vote:

From:    vdirect@melloninvestor.com
To:       [employee's email address]
cc:
Subject:  Proxy Vote Confirmation - American Express Company

The following is a summary of your vote:
The Board of Directors recommends a vote FOR Item 1.

Item 1. Election of Directors.

[voter's response]


The Board of Directors recommends a vote FOR Item 2.
Item 2. Proposal to ratify selection of Ernst & Young LLP as Independent
Auditors.

[voter's response]


The Board of Directors recommends a vote AGAINST Item 3.
Item 3. Shareholder proposal to establish six-year term limits for directors.

[voter's response]


The Board of Directors recommends a vote AGAINST Item 4.
Item 4. Shareholder proposal to prohibit any stock options for senior management.

[voter's response]


The Board of Directors recommends a vote AGAINST Item 5.
Item 5. Shareholder proposal calling for options to be granted at the Company's highest historical stock price and imposing a buyback provision on such options.

[voter's response]

Thank you for using VoteDirect.

Mellon Investor Services

The following has been communicated to employee shareholders of American
Express Company on March 24, 2003:
--------------------------------------------------------------------------------
                         INTERNET VOTING INSTRUCTIONS
                           FOR EMPLOYEE SHAREHOLDERS
--------------------------------------------------------------------------------
[www.eproxy.com/axp/]
[Page 1]
[Logo of American Express]

Annual Report and Proxy Statement [link to American Express Company
                                   Annual Report and Proxy Statement]

         WELCOME TO ON-LINE PROXY VOTING FOR AMERICAN EXPRESS COMPANY.

Internet voting is available through 4pm Eastern Time on Tuesday, April 22, 2003 for shares held in employee plans and through 4pm Eastern Time on Sunday, April 27, 2003 for all other shares. If you prefer to vote by telephone, call toll-free 1-866-546-3510.

Please click on the proceed button below to continue to the secure voting site.

PROCEED [link]

[Page 2]
[Logo of American Express]
ANNUAL REPORT AND PROXY STATEMENT [link to American Express Company
                                   Annual Report and Proxy Statement]

Please enter the 11-digit control number provided to you.
Do not enter any spaces in the control number field. xxxxxxxxxxx

[If control number is omitted, voter is notified that "We were unable to authenticate you. Please enter the appropriate information and click on the Submit button."]

SUBMIT [link]

[Page 3]
[Logo of American Express]
ANNUAL REPORT AND PROXY STATEMENT [link to American Express Company
                                   Annual Report and Proxy Statement]

FOLLOW THE 3 EASY STEPS:
1. REVIEW THE PROXY MATERIALS BELOW

   Annual Report and Proxy Statement [link]

2. READ THE FOLLOWING STATEMENT AND CHECK THE BOX.

[ ] I acknowledge that I have had the opportunity to review the Annual Report and Proxy Statement.

3. CLICK ON THE PROCEED BUTTON TO CONTINUE.

[If acknowledgement is omitted, voter is notified that "You must check the box confirming that you have had the opportunity to review the proxy materials."]

PROCEED [link]

[Page 3a]
[Logo of American Express]
ANNUAL REPORT AND PROXY STATEMENT [link to American Express Company
                                   Annual Report and Proxy Statement]

You must check the box confirming that you have had the opportunity to review the proxy materials.

Please use the Back button on your browser to return to the proxy materials page.

- -OR-

You are voting the following shares on this proxy card:

REGISTRATION                                  SHARES
[shareholder name                             [shareholder's share information
 and mailing address]                          xxxxxx.xxxx shares]

PROCEED [link]

[Page 4]
[Logo of American Express]
ANNUAL REPORT AND PROXY STATEMENT [link to American Express Company
                                   Annual Report and Proxy Statement]

                                    PROXY

                           AMERICAN EXPRESS COMPANY
              Proxy Solicited on Behalf of the Board of Directors
                     For Annual Meeting on April 28, 2003

The undersigned hereby appoints Gary L. Crittenden, Stephen P. Norman and Louise M. Parent, or any of them, proxies or proxy, with full power of substitution, to vote all common shares of American Express Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Company's headquarters, 200 Vesey Street, 26th Floor, New York, New York 10285, on April 28, 2003 at 10:00 A.M., Eastern Time, and at any adjournment(s) of the Meeting, as indicated on the Proxy Card with respect to the proposals set forth in the Proxy Statement, and in their discretion upon any matter that may properly come before the Meeting or any adjournment(s) of the Meeting. The undersigned hereby revokes any proxies submitted previously.

NOTICE TO EMPLOYEES PARTICIPATING IN THE AMERICAN EXPRESS INCENTIVE
SAVINGS PLAN, THE EMPLOYEE STOCK OWNERSHIP PLAN OF AMEX CANADA, INC., OR THE AEFA STOCK PURCHASE PROGRAM:

This proxy card indicates the approximate number of whole shares credited to your account in one or more of the Plans named above as of February 14, 2003.

These shares will be voted as you instruct if your proxy card, telephone, or Internet voting instructions are received on or before April 22, 2003, by Mellon Investor Services LLC, which is acting on behalf of the Trustees of these three Plans.

If Mellon Investor Services LLC does not receive your voting instructions by April 22, 2003, the following conditions will apply: the ISP Trustee will vote your Plan shares in the same proportion as it votes all other shares in the Plan for which it has received timely voting instructions; the Trustee of the ESOP of Amex Canada and the broker holding shares in the AEFA Stock Purchase Program will not vote your shares.


The Board of Directors recommends a vote FOR Items 1 and 2 and AGAINST Items 3, 4 and 5.

YOU MAY SUBMIT YOUR VOTE AS THE BOARD OF DIRECTORS RECOMMENDS BY
CLICKING THIS BUTTON.

SUBMIT YOUR VOTE [link]

OR

The Board of Directors recommends a vote FOR Item 1.

Item 1. Election of Directors - Nominees:
          [  ] For all nominees (except those marked below).
          [  ] Withhold from all nominees

FOR the slate, except vote WITHHELD from the following nominee(s):

                             [  ] (01) D.F. Akerson
                             [  ] (02) C.   Barshefsky
                             [  ] (03) W.G. Bowen
                             [  ] (04) K.I. Chenault
                             [  ] (05) P.R. Dolan
                             [  ] (06) F.R. Johnson
                             [  ] (07) V.E. Jordan, Jr.
                             [  ] (08) J.   Leschly
                             [  ] (09) R.A. McGinn
                             [  ] (10) F.P. Popoff
                             [  ] (11) R.D. Walter

The Board of Directors recommends a vote FOR Item 2.

Item 2. Proposal to ratify selection of Ernst & Young LLP as Independent
Auditors.

[  ] For
[  ] Against
[  ] Abstain

The Board of Directors recommends a vote AGAINST Item 3.

Item 3. Shareholder proposal to establish six-year term limits for directors.

[  ] For
[  ] Against
[  ] Abstain

The Board of Directors recommends a vote AGAINST Item 4.

Item 4. Shareholder proposal to prohibit any stock options for senior management.

[  ] For
[  ] Against
[  ] Abstain

The Board of Directors recommends a vote AGAINST Item 5.

Item 5. Shareholder proposal calling for options to be granted at the Company's highest historical stock price and imposing a buyback provision on such options.

[  ] For
[  ] Against
[  ] Abstain


                                    *****
To submit your vote please click the button below.
(YOUR VOTE WILL NOT BE COUNTED UNTIL THE "SUBMIT YOUR VOTE" BUTTON IS CLICKED.)

SUBMIT YOUR VOTE [link]

[Page 5]
[Logo of American Express]

Annual Report and Proxy Statement [link to American Express Company
                                   Annual Report and Proxy Statement]

Voter Control Number: xxxxxxxxxxx

YOU HAVE VOTED YOUR PROXY IN THE FOLLOWING MANNER:
The Board recommends a vote FOR Item 1.

ITEM 1  Election of Directors
        [voter's response]

         -OR-

         For all nominees, (except those listed below)
         [name of director(s)]


The Board recommends a vote FOR Item 2.

ITEM 2 Proposal to ratify selection of Ernst & Young LLP as Independent
       Auditors.
       [voter's response]


The Board recommends a vote AGAINST Item 3.

ITEM 3 Shareholder proposal relating to the establishment of six-year term limits for directors.
       [voter's response]


The Board recommends a vote AGAINST Item 4.

ITEM 4 Shareholder proposal to prohibit stock options for senior management. [voter's response]


The Board recommends a vote AGAINST Item 5.

ITEM 5 Shareholder proposal relating to the pricing of stock options at the time of grant.

        [voter's response]

Please review your vote.

If this IS NOT how you intended to vote, please use the Back button on your browser, change your vote and resubmit.

If this IS how you intended to vote, please click the Proceed button.

PROCEED [link]

[Page 6]
[Logo of American Express]

Voter Control Number: xxxxxxxxxxx

Annual Report and Proxy Statement [link to American Express Company Annual
                                   Report and Proxy Statement]

Success! Your vote has been cast and will be tabulated by Mellon Investor Services within 24 hours.

If you wish to submit comments to American Express, click the button below.

SUBMIT COMMENTS [link]

[Page 7]
[Logo of American Express]

Annual Report and Proxy Statement [link to American Express Company
                                   Annual Report and Proxy Statement]

Please enter an appropriate subject, identify yourself and enter your comments in the box below.

Press the Submit button to send your comments.

Your name:
E-mail address:
Daytime phone:
Subject:
Your Comments:

SUBMIT COMMENTS [link]
[Page 8]
[Logo of American Express]
ANNUAL REPORT AND PROXY STATEMENT [link to American Express Company
                                   Annual Report and Proxy Statement]


Thank you for your comments!
--------------------------------------------------------------------------------